                                                                    EXHIBIT 99.6

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-OPT1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $729,489,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-OPT1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         OPTION ONE MORTGAGE CORPORATION
                            ORIGINATOR AND SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE

                               SEPTEMBER 27, 2004

-----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-OPT1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

-----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                 SCENARIO
           --------------------                                                            1                       2
                  SPEED                                                            -----------------       -----------------
                  RATES                                                            100% WAMCO speeds       100% WAMCO speeds
                TRIGGERS                                                                Forward                 Forward
               CLEANUP CALL                                                               Pass                    Pass
           DEFAULT P&I ADVANCE                                                       To Maturity             To Maturity
             DEFAULT SEVERITY                                                        100% Advance            100% Advance
           DEFAULT RECOVERY LAG                               PRICING                   28%/23%                 28%/23%
            DEFAULT BALANCE                                   Months                  12 months               12 months
             CPR = CDR + CRR                             Capped at prepay           Current Balance         Current Balance
                CPR = CRR                                  PSA standard                CPR = CRR               CPR = CRR
----------------------------------------------------------------------------------------------------------------------------------
                        INITIAL
                         BOND          SUB-
CLASS   RATINGS (F/S)    SIZE      ORDINATION
----------------------------------------------------------------------------------------------------------------------------------
A       AAA             90.75          9.25             CDR
                                                        CummLosses

M1      AA/AA+           4.25          5.00             CDR
                                                        CummLosses

M2      A/AA             2.25          2.75             CDR
                                                        CummLosses

M3      A-/A+            0.50          2.25             CDR
                                                        CummLosses

B1      BBB+/A           0.50          1.75             % of WAMCO curves                           104                     125
                                                        DM                                          152                      91
                                                        Prin Writedown                    5,861.63(0.16%)            0.00 (0.00%)
                                                        CummLosses                   20,312,052.33(2.76%)    23,857,651.91(3.25%)

B2      BBB/A-           0.50          1.25             % of WAMCO curves                            94                     113
                                                        DM                                          213                    -208
                                                        Prin Writedown                  33,792.96 (0.92%)    1,122,606.95(30.55%)
                                                        CummLosses                   18,564,746.99(2.53%)    21,851,702.16(2.97%)

B3      BBB-/BBB+        0.50          0.75             % of WAMCO curves                            89                     107
                                                        DM                                          369                    -276
                                                        Prin Writedown                  157,877.15(4.30%)   1,375,041.92 (37.42%)
                                                        CummLosses                   17,676,270.56(2.40%)   20,828,685.82 (2.83%)

                                       0.75             % of WAMCO curves
                                                        Yield
                                                        WAL
                                                        CummLosses

                            -          0.75             CDR                                           -                       -
                                                        CummLosses

OC                       0.75             -                                                           -                       -

                 SCENARIO
           -------------------                   3                       4                       5                       6
                  SPEED                  -----------------        -----------------       -----------------       -----------------
                  RATES                  100% WAMCO speeds        100% WAMCO speeds       100% WAMCO speeds       100% WAMCO speeds
                TRIGGERS                      Forward                  Forward+100             Forward+100           Forward+100
               CLEANUP CALL                     Pass                     Pass                    Pass                   Pass
           DEFAULT P&I ADVANCE             To Maturity              To Maturity             To Maturity               To Maturity
             DEFAULT SEVERITY              100% Advance             100% Advance            100% Advance             100% Advance
           DEFAULT RECOVERY LAG               28%/23%                  28%/23%                 28%/23%                 28%/23%
            DEFAULT BALANCE                 12 months                12 months               12 months                12 months
             CPR = CDR + CRR              Current Balance          Current Balance         Current Balance         Current Balance
                CPR = CRR                    CPR = CRR                CPR = CRR               CPR = CRR               CPR = CRR
------------------------------------------------------------------------------------------------------------------------------------
                    INITIAL
                     BOND      SUB-
CLASS RATINGS (F/S)  SIZE   ORDINATION
------------------------------------------------------------------------------------------------------------------------------------
A       AAA         90.75      9.25

M1      AA/AA+       4.25      5.00

M2      A/AA         2.25      2.75

M3      A-/A+        0.50      2.25

B1      BBB+/A       0.50      1.75                      156                      84                    101                    126
                                                        -130                     101                   -122                    -46
                                          1,599,795.92(43.53%)        3,293.01 (0.09%)    979,755.13 (26.66%)    678,901.74 (18.47%)
                                          28,804,917.79(3.92%)   16,797,325.15 (2.29%)  19,814,255.25 (2.70%)  24,048,059.89 (3.27%)
B2      BBB/A-       0.50      1.25                      141                      68                     82                    102
                                                        -645                     161                   -111                   -863
                                         3,259,378.11 (88.69%)       51,700.93 (1.41%)  1,080,774.00 (29.41%)  1,981,984.61 (53.93%)
                                         26,452,095.51 (3.60%)   13,849,156.91 (1.88%)  16,434,690.24 (2.24%)  19,988,152.88 (2.72%)

B3      BBB-/BBB+    0.50      0.75                      134                      63                     76                     95
                                                       -2616                     356                   -118                   -745
                                        3,675,000.00 (100.00%)      132,500.23 (3.61%)  1,176,604.32 (32.02%)  1,797,735.19 (48.92%)
                                         25,328,046.38 (3.45%)   12,905,308.16 (1.76%)  15,336,784.91 (2.09%)  18,762,642.80 (2.55%)
                               0.75

                        -      0.75                        -                       -                      -                      -

OC                   0.75         -                        -                       -                      -                      -